UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

January 9, 2014

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9494	84-0811316
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

501 South Cherry St., Ste. 320

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

_____________________________

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2014, Enservco Corporation (the “Company”) issued a press release regarding its preliminary fourth quarter revenue for the three months and fiscal year ended December 31, 2013. The text of the press release is furnished as Exhibit 99.1 to this report. The Company will include final financial statements and additional analysis for the three months and fiscal year ended December 31, 2013 as part of its Annual Report on Form 10-K.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a)	No financial statements of businesses acquired must be filed with this Form 8-K

(b)	No pro forma financial information must be filed with this Form 8-K

(c)	This Form 8-K does not report any shell company transactions

(d)	Exhibits:

99.1 Press Release dated January 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of January, 2014.

Enservco Corporation

By: /s/ Rick D. Kasch

Rick D. Kasch, President